Exhibit 10.3

[FORM OF]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of the ____ day of November, 2007, by and among Rick’s Cabaret International, Inc., a Texas corporation (the "Company"), and the purchasers listed on Schedule I hereto (each a "Purchaser" and collectively the “Purchasers”).

This Agreement is being entered into pursuant to the Common Stock Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

The Company and the Purchaser hereby agree as follows:

1.           Definitions.

As used in this Agreement, the following terms shall have the following meanings:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Texas generally are authorized or required by law or other government actions to close.

"Closing Date" means the date of the closing of the final purchase and sale of the Common Stock pursuant to the Purchase Agreement.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's Common Stock, par value $0.01 per share.

"Effectiveness Date" means with respect to the Registration Statement the earlier of  the one hundred and fiftieth day (150th) day following the Closing Date (or in the event the Registration Statement receives a “full review” by the Commission, the one hundred eightieth (180th) day following the Closing Date); provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

"Effectiveness Period" shall have the meaning set forth in Section 2.

"Event" shall have the meaning set forth in Section 7(e).

"Event Date" shall have the meaning set forth in Section 7(e).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means January 15, 2008; provided that, if the Company is unable to file the Registration Statement at that time due to any rule or regulation of the Commission, then the Filing Date shall be February 15, 2008.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Losses" shall have the meaning set forth in Section 6(a).

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

"Registrable Securities” means the shares of Common Stock issued or issuable pursuant to the Purchase Agreement.

"Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

2.           Resale Registration.

On or prior to the Filing Date, the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder).  Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company (the "Effectiveness Period").

3.           Registration Procedures.

In connection with its obligations hereunder, the Company shall:

(a)           prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-3 (of if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder) in accordance with the plan of distribution as set forth on Exhibit A hereto and in accordance with applicable law, and cause the Registration Statement to become effective and remain effective as provided herein;

(b)           prepare and file with the Commission such amendments and supplements to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(c)           if a Prospectus supplement will be used in connection with the marketing of an underwritten offering and the managing underwriter at any time shall notify the Company in writing that, in the sole judgment of such managing underwriter, inclusion of detailed information to be used in such Prospectus supplement is of material importance to the success of the underwritten offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in such Prospectus supplement;

(d)           furnish to each Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits to the extent then required by the rules and regulations of the Commission), and provide each such Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to filing a Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the Prospectus included therein and any supplements and amendments thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(e)           if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Holder shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(f)           promptly notify each Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any Prospectus or Prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective;

(g)           immediately notify each Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the Prospectus or Prospectus supplement contained in the Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; or (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.  Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the Prospectus or Prospectus supplement or take other appropriate action so that the Prospectus or Prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

 (h)           otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

 (i)           cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(j)           provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k)           enter into customary agreements and take such other actions as are reasonably requested by the Holder, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and

(l)           Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Holder whose Registrable Securities are included in a Registration Statement, suspend such Holder’s use of any Prospectus which is a part of the Registration Statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement), for a period not to exceed an aggregate of 90 days in any 365-day period, if (i) the Company is pursuing a material acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement; (ii) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company; or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-QSB and 10-KSB. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt written notice to the Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Each Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection  (g) of this Section 3 or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 4.   Cooperation by Holders.  The Company shall have no obligation to include in a Registration Statement the Registrable Securities of a Holder, who has failed to timely furnish such information that, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or Prospectus supplement, as applicable, to comply with the Securities Act.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(b) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(b).

Section 5.   Registration Expenses.

(a)           Expenses.  The Company will pay all reasonable Registration Expenses as determined in good faith.  Each Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in this Section 6 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

           (b)           Certain Definitions.  “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2 under this Agreement, including, without limitation, all registration, filing, securities exchange listing and related fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.  “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to, and any transfer taxes associated with, the sale of the Registrable Securities.

Section 6.   Indemnification.

(a)           By the Company.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder thereunder, its directors, officers, employees and agents, and each underwriter, if any, pursuant to the applicable underwriting agreement with the underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary Prospectus, free writing Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Holder, its directors, officers, employee and agents, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, its directors, officers, employees and agents or any underwriter or such controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or Prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such directors, officers, employees agents or any underwriter or controlling Person, and shall survive the transfer of such securities by such Holder.

(b)           By Each Holder.  Each Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Holder, but only with respect to information regarding such Holder furnished in writing by or on behalf of such Holder expressly for inclusion in a Registration Statement or Prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c)           Notice.  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 6.  In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof.  The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against an indemnified party with respect to which it is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

(d)           Contribution.  If the indemnification provided for in this Section 6 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Holder from the sale of Registrable Securities giving rise to such indemnification.  The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.  The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

Section 7.   Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)           Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof; and

(b)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof.

8.             Miscellaneous.

(a)           No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(b)           Failure to File Registration Statement and Other Events.  The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B) the date on which such Event occurs, being referred to as "Event Date"), the Company shall pay an amount in cash as liquidated damages, and not as a penalty, to each Holder equal to 0.25% of the amount of the Holder’s investment in the Common Stock of the Company as set forth in the Purchase Agreement for each thirty (30) day period for the first sixty (60) days of the period, increasing by an additional 0.25% per thirty (30) day period for each subsequent sixty (60) days, up to a maximum of one percent (1%) from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 8(b) exceed an aggregate of ten percent (10%) of the amount of the Holder’s investment in the Common Stock of the Company as set forth in the Purchase Agreement.  Notwithstanding anything to the contrary in this Section 8(b), if (a) any of the Events described in clauses (A) or (B) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(l) hereof and (c) the postponement or suspension permitted pursuant to such Section 3(l) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension.  The Company shall not be responsible for any liquidated damages provided that the Registrable Securities are eligible for resale pursuant to Rule 144 of the Securities Act.  Further, the liquidated damages shall be automatically eliminated without any action by the parties to the extent the Commission or the then published statements of the Fair Accounting Standards Board provides that (A) any portion of the liquidated damages shall be accounted for as a derivative instrument rather than a contingent payment obligation under generally accepted accounting principles and the rules and regulations of the Commission or (B) any of the Registrable Securities (whether or not deemed to include the liquidated damages payment obligation) must be accounted for as interests other than equity interests under generally accepted accounting principles and the rules and regulations of the Commission.

(c)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities outstanding.

(d)           Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	Rick’s Cabaret International, Inc. 10959 Cutten Road Houston, Texas 77066 Attention: Eric Langan, President Tel. No.: 281 397 6730 Fax No.: 281 397 6765

with copies (which shall not constitute notice) to:	Axelrod, Smith & Kirshbaum 5300 Memorial Drive, Suite 700 Houston, Texas 77007 Attention: Robert D. Axelrod Tel. No.: 713 861 1996 Fax No.: 713 552 0202

If to any Purchaser:	At the address of such Purchaser set forth on Schedule I to this Agreement.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

(e)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.  Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(f)           Assignment of Registration Rights.  The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder of all or a portion of the Registrable Securities to any person if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.  The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(g)           Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h)           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.  The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Harris County, Texas, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Texas is not the proper venue.  The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of Texas.  The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 8(j) shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

(i)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j)           Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l)           Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

RICK’S CABARET INTERNATIONAL, INC.

By:
Name: Eric Langan
Title: President

PURCHASER:

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

PURCHASER:

By:
Name:
Title: